EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan Finkelstein, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Innovative Card Technologies, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Innovative Card Technologies, Inc.

Dated: August 14, 2006	By:	/s/ Alan Finkelstein
Alan Finkelstein Chief Executive Officer, President and Secretary

I, Bennet Price-Lientz Tchaikovsky, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Innovative Card Technologies, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Innovative Card Technologies, Inc.

Dated: August 14, 2006	By:	/s/ Bennet Price-Lientz Tchaikovsky
Bennet Price-Lientz Tchaikovsky Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided by Innovative Card Technologies, Inc. and will be retained by Innovative Card Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.